                                       SCHEDULE 14A
                          Information Required in Proxy Statement
                                       (Rule 14a-101)
                                  SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the Securities
                                    Exchange Act of 1934
                                      (Amendment No. )

Filed by the Registrant                         / X  /
Filed by a Party other than the Registrant      /    /

Check the appropriate box:
/    /      Preliminary Proxy Statement
/    /      Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
/ X  /      Definitive Proxy Statement
/    /      Definitive Additional Materials
/    /      Soliciting Material Pursuant to Rule 14a-12

                                OPPENHEIMER INTEGRITY FUNDS

                      (Name of Registrant as Specified in its Charter)

            (Name of Person(s) Filing Proxy Statement if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /  No fee required.
/   /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/  /  Fee paid previously with preliminary materials.
/  /  Check  box if any  part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
      Identify  the  previous  filing  by  registration  statement  number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.

(3)   Filing Party:

(4)   Date Filed:

John V. Murphy
Chairman, President and                            OppenheimerFunds Logo
Chief Executive Officer                            OppenheimerFunds, Inc.
                                                   Two World Financial Center
                                                   225 Liberty Street
                                                   New York, NY 10281-1008
                                                   www.oppenheimerfunds.com

                                                      November 22, 2004

Dear Oppenheimer Bond Fund Shareholder,

We have scheduled a shareholder meeting on January 14, 2005 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote
"for" the election of Trustees and for the Proposal.  Regardless of the
number of shares you own, it is important that your shares be represented and voted.  So we urge you to consider these issues carefully and make your vote count.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You also may vote by telephone by following the instructions on the proxy ballot.  Using a touch-tone telephone to cast your vote saves you time and helps reduce the Fund's expenses.  If you vote by phone, you do not need to mail the proxy ballot.

Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.  If your vote is not received before the scheduled meeting, you may receive a telephone call asking you to vote.

What are the issues?

o  Election of Trustees.  You are being asked to consider and approve the election of 10 Trustees.  You will find detailed information on the
   Trustees in the enclosed proxy statement

o  Approval to Modify the Fund's Investment Objective.  Your approval is requested to modify the Fund's investment objective

Please read the enclosed proxy statement for complete details on these proposals.  Of course, if you have any questions, please contact your financial advisor, or call us at 1.800.708.7780.  As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                          Sincerely,

                                          [John V. Murphy's signature]

Enclosures

XP0285.002.1104

PROXY CARD                                                      PROXY CARD

                               OPPENHEIMER BOND FUND,
                       a series of OPPENHEIMER INTEGRITY FUNDS

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 14, 2005

The  undersigned,  revoking  prior  proxies,  hereby  appoints  Brian  Wixted,
Philip  Vottiero,  and Kathleen Ives,  and each of them, as  attorneys-in-fact and  proxies  of the  undersigned,  with full power of  substitution,  to vote shares held in the name of the  undersigned  on the record date at the Special
Meeting of  Shareholders  of Oppenheimer  Bond Fund (the "Fund") to be held at
6803 South Tucson Way,  Centennial,  Colorado,  80112, on January 14, 2005, at
1:00 P.M.  Mountain time, or at any  adjournment  thereof,  upon the proposals described in the Notice of Meeting and  accompanying  Proxy  Statement,  which have been received by the undersigned.

This proxy is solicited  on behalf of the Fund's  Board of  Trustees,  and all proposals  (set  forth on the  reverse  side of this  proxy  card)  have  been proposed by the Board of Trustees.  When  properly  executed,  this proxy will be voted as  indicated  on the  reverse  side or "FOR" a proposal if no choice is indicated.  The proxy will be voted in accordance  with the proxy  holders'
best judgment as to any other matters that may arise at the Meeting.

                                                      VOTE VIA THE
                                                      TELEPHONE:
                                                      1-866-241-6192
                                                      999  9999  9999  999

Note: Please sign this proxy exactly as your name or names appear hereon.
Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign.  If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

-----------------------------------------
Signature

-----------------------------------------
Signature of joint owner, if any

-----------------------------------------
Date

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]

1. To elect a Board of Trustees:

                                         FOR         WITHHOLD       FOR ALL
                                         ALL         AUTHORITY      EXCEPT
                                                      FOR ALL
                                                                           1.

01 Robert G. Avis             02 John V. Murphy      03 William L. Armstrong
04 Jon S. Fossel              05 George C. Bowen     06 Edward L. Cameron
07 Robert J. Malone           08 Sam Freedman        09 Beverly L. Hamilton
10 F. William Marshall, Jr.

If you wish to withhold authority to vote your shares "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.  Your shares will be voted "FOR" any remaining nominee(s).

------------------------------------

2. To approve a modification to the Fund's
   investment objective.                FOR         AGAINST        ABSTAIN
                                                                            2.

1.866.241.6192

Vote your OppenheimerFunds proxy over the phone.
Voting your proxy is important. And now OppenheimerFunds
has made it easy. Vote at your convenience, 24 hours a day,
and save postage costs which ultimately reduces fund expenses.
Read your Proxy Card carefully. Then, to exercise your proxy, just follow these three simple steps:

1. Call the toll free number: 1.866.241.6192

2. Follow the voice instructions.

If you vote by phone please do not mail your Proxy Card.

                                       [logo] OppenheimerFunds
                                       The Right Way to Invest

                       Oppenheimer Bond Fund

Representatives from the Fund's transfer agent will be making calls to certain shareholders letting them know that this proxy is being sent. The following script will be used for those calls

Hello, my name is _____________________ from Shareholder Services, Inc., the transfer agent for your Oppenheimer Bond Fund.

I am calling you today to let you know that you will be receiving a proxy statement and ballot for an upcoming shareholder meeting for your fund in the next week or so.

We just wanted to let you know to expect the proxy and to ask you to please be sure to read the proxy statement and vote your shares.

You can vote your shares by either:

1. Completing the proxy ballot and returning it in the postage paid envelope.
Please be sure to sign the ballot before you return it.

2. Voting by telephone. Your proxy will have instructions on how to do that.

Thank you for your time. We just wanted to call you and let you know that you should expect to receive this proxy statement and to ask you to please vote.

                    OPPENHEIMER INTEGRITY FUNDS, on behalf of its series
                                    OPPENHEIMER BOND FUND

                         6803 South Tucson Way, Centennial, CO 80112

                          Notice Of Special Meeting Of Shareholders
                                 To Be Held January 14, 2005

To The Shareholders of Oppenheimer Bond Fund:

Notice is hereby  given  that a Special  Meeting of the  Shareholders  (the
"Meeting")  of  Oppenheimer  Bond Fund (the  "Fund")  will be held at 6803 South
Tucson Way, Centennial,  Colorado, 80112, at 1:00 P.M. Mountain time, on January
14, 2005 and any adjustments thereof.

During the Meeting, shareholders of the Fund will vote on the following proposals:

1.    To elect a Board of Trustees;

2.    To modify the Fund's investment objective; and

3.    To  transact  such other  business as may  properly  come  before the
      Meeting, or any adjournments thereof.

Shareholders  of record at the close of  business  on  November 1, 2004 are entitled to vote at the Meeting.  The proposals are more fully  discussed in the attached Proxy  Statement.  Please read it carefully  before telling us, through your  proxy or in  person,  how you wish your  shares to be voted.  The Board of
Trustees of the Fund  recommends a vote to elect each of the nominees as Trustee and in favor of each  proposal.  WE URGE  YOU TO MARK,  SIGN,  DATE AND MAIL THE
ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Robert G. Zack, Secretary
November 22, 2004

                          PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
                  YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                                                                             285

TABLE OF CONTENTS

                                                                        Page

Questions and Answers                                                   3

Proxy Statement                                                         5

Proposal 1: To Elect a Board of Trustees                                5

Proposal 2: To Approve a Modification to the Fund's Investment
     Objective                                                          24

Information About the Fund                                              25

Further Information About Voting and the Meeting                        28

Other Matters                                                           32

                                 OPPENHEIMER INTEGRITY FUNDS
                                   on behalf of its series
                                    OPPENHEIMER BOND FUND

                         6803 South Tucson Way, Centennial, CO 80112

                                       PROXY STATEMENT

QUESTIONS AND ANSWERS

Q.    Who is Asking for My Vote?

A.    The Trustees of Oppenheimer Bond Fund (the "Fund") are asking that you vote on two matters at the Special Meeting of Shareholders to be held on
      January 14, 2005.

Q.    Who is Eligible to Vote?

A.    Shareholders of record at the close of business on November 1, 2004 are entitled to vote at the Meeting or any adjournment of the Meeting.
      Shareholders  are entitled to cast one vote per share (and a fractional vote for a fractional  share) for each matter  presented at the  Meeting.
      It is expected that the Notice of Meeting, Proxy  Ballot and Proxy
      Statement will be mailed to shareholders of record on or about November
      22, 2004.

Q.    On What Matters Am I Being Asked to Vote?

A.    You are being asked to vote on the following proposals:

1.    To elect a Board of Trustees; and

2.    To approve a modification to the Fund's investment objective so that the
      Fund "seeks total return by investing mainly in debt instruments."

Q.    How do the Trustees Recommend that I Vote?

A.    The Trustees recommend that you vote:

1.    FOR election of all nominees as Trustees; and

2.    FOR the modification to the Fund's investment objective.

Q.    What are the Reasons for the Proposed Modification to the Fund's
      Investment Objective?

A.    As described  more fully in Proposal 2 below, the Board of Trustees believes that the proposed  modification  to the Fund's Investment
      Objective will provide the Fund more investment flexibility as market conditions change (favoring income or capital growth at various times)
      and will help achieve better risk-adjusted and relative returns.

Q.    How Can I Vote?

A.    You can vote in three (3) different ways:

      o  By mail, with the enclosed ballot
      o  In person at the Meeting (if you are a record owner)
      o  By telephone (please see the insert for instructions)

      Voting by telephone is convenient and can help reduce the Fund's expenses.
      Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

      Please be advised that the deadline for voting by telephone is 3:00 P.M.
      Eastern time ("ET") on the last business day before the Meeting.

Q.    How Will My Vote Be Recorded?

A.    Proxy  ballots  that  are  properly  signed,  dated  and  received  at or prior to the Meeting,  or any adjournment thereof, will be voted as specified.  If you specify a vote for any of the  proposals, your proxy will be voted as  indicated.  If you sign and date the  proxy  ballot, but do not specify  a vote for one or more of the proposals, your shares will be voted in favor of the Trustees' recommendations.  Telephonic votes will be recorded  according  to  the telephone  voting  procedures  described in the "Further Information About Voting and the Meeting" section of the
      Proxy Statement.

How Can I Revoke My Proxy?

A.    You may  revoke  your  proxy at any time  before  it is voted  by forwarding  a written revocation  or a  later-dated  proxy  ballot to the
      Fund that is received at or prior to the  Meeting,  or  any  adjournment thereof,  or  by  attending  the  Meeting, or any adjournment thereof, and voting  in  person  (if you are a record  owner).  Please  be advised that the deadline for revoking  your proxy by telephone is 3:00 P.M. (ET) on the last business day before the Meeting.

Q.    How Can I Get More Information About the Fund?

A.    Copies of the Fund's Annual Report dated  December 31, 2003 and
      Semi-Annual Report dated June 30, 2004 have previously  been  mailed to
      Shareholders.  If you would like to have copies of the Fund's most recent
      Annual or Semi-Annual Report sent to you free of charge, please  call us toll-free  at 1.800.708.7780, write  to the Fund  at OppenheimerFunds
      Services, P.O.  Box 5270, Denver, Colorado  80217-5270  or visit the
      Oppenheimer funds website at www.oppenheimerfunds.com.

Q.    Whom Do I Call If I Have Questions?

A.    Please call us at 1.800.708.7780.

The proxy statement is designed to furnish  shareholders  with the  information necessary to vote on the matters coming before the Meeting.  If you have any questions, please call us at 1.800.708.7780.

                                    OPPENHEIMER BOND FUND

                          (a series of OPPENHEIMER INTEGRITY FUNDS)

                         6803 South Tucson Way, Centennial, CO 80112

                                       PROXY STATEMENT

                               Special Meeting of Shareholders
                                 To Be Held January 14, 2005

     This statement is furnished to the  shareholders  of Oppenheimer  Bond Fund
(the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a special meeting of shareholders (the "Meeting") to be held at 6803  South  Tucson  Way,  Centennial,  Colorado,  80112,  at 1:00  P.M.
Mountain time, on January 14, 2005, or any adjournment thereof.  Shareholders of record at the close of business on November 1, 2004 are  entitled to vote at the
Meeting. It is expected that the mailing of this Proxy Statement will be made on or about November 22, 2004.

                                    SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
      Proposal                                         Shareholders Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.    To Elect a Board of Trustees                     All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.    To Approve a modification to the Fund's          All
      Investment Objective
-------------------------------------------------------------------------------

                              PROPOSAL 1: ELECTION OF TRUSTEES

     At the  Meeting,  ten (10)  Trustees  are to be elected.  If  elected,  the
Trustees will serve indefinite terms until their successors are properly elected and qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised  the  Fund  that,  unless  a proxy  ballot  instructs  them to  withhold authority to vote for all listed nominees or any individual nominee, all validly executed  proxies will be voted for the  election of all of the  nominees  named below.

     As a Massachusetts  business trust, the Fund is not required,  and does not intend,  to hold  annual  shareholder  meetings  for  the  purpose  of  electing
Trustees.  As a result,  if elected,  the Trustees  will hold office until their successors  are duly elected and shall have  qualified.  If a nominee  should be unable  to  accept  election,  serve  his or her term or  resign,  the  Board of
Trustees may, subject to the Investment Company Act of 1940 (referred to in this proxy  statement as the "Investment  Company Act"),  in its  discretion,  select another person to fill the vacant position.

     Although  the  Fund  will  not  normally   hold  annual   meetings  of  its
shareholders,  it may hold  shareholder  meetings from time to time on important matters,  and shareholders  have the right to call a meeting to remove a Trustee or to take other action described in the Fund's  Declaration of Trust.  Also, if at any time,  less than a  majority  of the  Trustees  holding  office  has been elected by the  shareholders,  the Trustees  then in office will promptly call a shareholders' meeting for the purpose of electing Trustees.

     Each of the nominees currently serves as a Trustee of the Fund. Each of the nominees has consented to be named as such in this proxy  statement and to serve as Trustee if elected.  All present  Trustees of the Fund have  previously  been elected by the Fund's shareholders,  except for Mrs. Hamilton and Mr. Malone who were  appointed  as  Trustees  effective  June 1,  2002 and Mr.  Murphy  who was appointed as a Trustee  effective  October 2001.  Each of the Trustees serves as trustee or  director  of other  funds in the  Oppenheimer  family of funds.  The
Oppenheimer funds on which each of the Trustees currently serves are referred to as "Board II Funds" in this proxy statement.

     Except for Mr. Murphy,  each of the Trustees is an  independent  trustee of the Fund ("Independent  Trustee"). Mr. Murphy is an "interested person" (as that term is  defined  in the  Investment  Company  Act) of the  Fund  because  he is affiliated  with  OppenheimerFunds,  Inc.  (the  "Manager")  by  virtue  of  his positions as an officer and director of the Manager, and as a shareholder of its parent  company.  Mr.  Murphy  was  appointed  as a Trustee of the Fund with the understanding  that in the event he ceases to be the chief executive  officer of the  Manager,  he will  resign as a trustee  of the Fund and the other  Board II
Funds for which he is a trustee or director.

     The  Fund's  Trustees  and  length of  service  as well as their  principal occupations  and  business  affiliations  during  the past five years are listed below. The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares  beneficially  owned in any of the Oppenheimer funds overseen by the Trustees.

     The  address of each  Trustee  in the chart  below is 6803 S.  Tucson  Way,
Centennial,  CO  80112-3924.  If elected,  each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                         Nominees for Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar        Aggregate
                                                                            Dollar
                                                                            Range Of
                                                                            Shares
                                                                            Beneficially
                                                                            Owned in
Position(s) Held    Years;                                    Range of      Any of the
with Fund,          Other Trusteeships/Directorships Held by  Shares        Oppenheimer
Length of Service   Trustee;                                  Beneficially  Funds
and                 Number of Portfolios in Fund Complex      Owned in      Overseen
Age                 Currently Overseen by Trustee             the Fund      by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                              As of November 1, 2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.          Chairman   of   the   following   private   $0         Over
Armstrong,          mortgage banking companies:  Cherry Creek            $100,000
Chairman and        Mortgage     Company     (since    1991),
Trustee since 1999  Centennial  State Mortgage Company (since
Age: 67             1994),   The  El  Paso  Mortgage  Company
                    (since   1993),    Transland    Financial
                    Services,  Inc. (since 1997); Chairman of
                    the following  private  companies:  Great
                    Frontier  Insurance   (insurance  agency)
                    (since    1995),     Ambassador     Media
                    Corporation and Broadway  Ventures (since
                    1984);   a  director  of  the   following
                    public  companies:   Helmerich  &  Payne,
                    Inc.  (oil  and  gas  drilling/production
                    company)  (since 1992) and  UNUMProvident
                    (insurance  company)  (since  1991).  Mr.
                    Armstrong is also a  Director/Trustee  of
                    Campus   Crusade   for   Christ  and  the
                    Bradley  Foundation.  Formerly a director
                    of  the  following:   Storage  Technology
                    Corporation  (a  publicly-held   computer
                    equipment company)  (1991-February 2003),
                    and  International  Family  Entertainment
                    (television     channel)     (1992-1997),
                    Frontier Real Estate,  Inc.  (residential
                    real estate brokerage)  (1994-1999),  and
                    Frontier Title (title  insurance  agency)
                    (1995-June    1999);   a   U.S.   Senator
                    (January  1979-January 1991). Oversees 39
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,     Formerly,  Director and President of A.G.   $0         Over
Trustee since 1993  Edwards  Capital,  Inc.  (General Partner            $100,000
Age: 73             of private equity funds) (until  February
                    2001);  Chairman,   President  and  Chief
                    Executive   Officer   of   A.G.   Edwards
                    Capital,  Inc.  (until March 2000);  Vice
                    Chairman  and  Director of A.G.  Edwards,
                    Inc. and Vice Chairman of A.G.  Edwards &
                    Sons,   Inc.   (its   brokerage   company
                    subsidiary) (until March 1999);  Chairman
                    of A.G.  Edwards Trust Company and A.G.E.
                    Asset  Management   (investment  advisor)
                    (until  March   1999);   and  a  Director
                    (until  March  2000)  of A.G.  Edwards  &
                    Sons  and  A.G.  Edwards  Trust  Company.
                    Oversees    39    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,    Formerly   Assistant   Secretary   and  a  $10,001-    Over
Trustee since 1998  director  (December  1991-April  1999) of  $50,000   $100,000
Age: 68             Centennial Asset Management  Corporation;
                    President,   Treasurer   and  a  director
                    (June   1989-April  1999)  of  Centennial
                    Capital   Corporation;   Chief  Executive
                    Officer  and a  director  of  MultiSource
                    Services,  Inc. (March  1996-April 1999).
                    Until April 1999 Mr.  Bowen held  several
                    positions  in  subsidiary  or  affiliated
                    companies  of the  Manager.  Oversees  39
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,  A  member  of The  Life  Guard  of  Mount   $0         Over
Trustee since 1999  Vernon,  George  Washington's home (since            $100,000
Age: 66             June  2000).   Formerly  Director  (March
                    2001-May  2002) of Genetic ID,  Inc.  and
                    its   subsidiaries   (a  privately   held
                    biotech   company);   a   partner   (July
                    1974-June            1999)           with
                    PricewaterhouseCoopers       LLP      (an
                    accounting   firm);  and  Chairman  (July
                    1994-June  1998) of Price  Waterhouse LLP
                    Global  Investment   Management  Industry
                    Services  Group.  Oversees 39  portfolios
                    in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,      Director  (since  February 1998) of Rocky   $0         Over
Trustee since 1990  Mountain      Elk      Foundation      (a            $100,000
Age: 61             not-for-profit  foundation);  a  director
                    (since  1997) of  Putnam  Lovell  Finance
                    (finance  company);   a  director  (since
                    June   2002)   of    UNUMProvident    (an
                    insurance  company).  Formerly a director
                    (October   1999-October   2003)  of  P.R.
                    Pharmaceuticals    (a   privately    held
                    company);  Chairman and a director (until
                    October  1996)  and  President  and Chief
                    Executive  Officer  (until  October 1995)
                    of   the   Manager;    President,   Chief
                    Executive  Officer and a director  (until
                    October 1995) of Oppenheimer  Acquisition
                    Corp.,  Shareholders  Services  Inc.  and
                    Shareholder   Financial  Services,   Inc.
                    Oversees    39    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,       Director    of    Colorado    Uplift   (a   $0         Over
Trustee since 1996  non-profit   charity)  (since   September            $100,000
Age: 64             1984).  Formerly (until October 1994) Mr.
                    Freedman   held   several   positions  in
                    subsidiary  or  affiliated  companies  of
                    the Manager.  Oversees 39  portfolios  in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly L.          Trustee   of    Monterey    International   $0     $50,001-
Hamilton,           Studies  (an  educational   organization)          $100,000
Trustee since 2002  (since  February 2000); a director of The
Age:  58            California   Endowment  (a  philanthropic
                    organization)  (since  April 2002) and of
                    Community  Hospital of Monterey Peninsula
                    (educational     organization)     (since
                    February  2002);  a  director  of America
                    Funds   Emerging   Markets   Growth  Fund
                    (since   October  1991)  (an   investment
                    company);  an  advisor  to Credit  Suisse
                    First  Boston's  Sprout  venture  capital
                    unit.  Mrs.  Hamilton also is a member of
                    the   investment    committees   of   the
                    Rockefeller   Foundation   and   of   the
                    University    of   Michigan.    Formerly,
                    Trustee   of   MassMutual   Institutional
                    Funds   (open-end   investment   company)
                    (1996-May   2004);   a  director  of  MML
                    Series  Investment  Fund (April  1989-May
                    2004) and MML  Services  (April  1987-May
                    2004) (investment  companies);  member of
                    the investment  committee  (2000-2003) of
                    Hartford     Hospital;     an     advisor
                    (2000-2003)   to   Unilever   (Holland)'s
                    pension  fund;  and  President  (February
                    1991-April   2000)  of  ARCO   Investment
                    Management    Company.     Oversees    38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,   Chairman,  Chief  Executive  Officer  and   $0         Over
Trustee since 2002  Director of Steele  Street  State Bank (a            $100,000
Age: 60             commercial  banking entity) (since August
                    2003);  director  of  Colorado  UpLIFT (a
                    non-profit  organization)  (since  1986);
                    trustee  (since  2000)  of the  Gallagher
                    Family       Foundation       (non-profit
                    organization).   Formerly,   Chairman  of
                    U.S.  Bank-Colorado (a subsidiary of U.S.
                    Bancorp and  formerly  Colorado  National
                    Bank,)  (July   1996-April  1,  1999),  a
                    director of: Commercial  Assets,  Inc. (a
                    REIT) (1993-2000),  Jones Knowledge, Inc.
                    (a  privately  held  company)  (2001-July
                    2004)  and U.S.  Exploration,  Inc.  (oil
                    and   gas   exploration)   (1997-February
                    2004).  Oversees  38  portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William          Trustee   of   MassMutual   Institutional   $0         Over
Marshall, Jr.,      Funds   (since   1996)  and  MML   Series            $100,000
Trustee since 2000  Investment   Fund   (since   1987)  (both
Age: 62             open-end  investment  companies)  and the
                    Springfield     Library     and    Museum
                    Association  (since 1995)  (museums)  and
                    the    Community    Music    School    of
                    Springfield  (music school) (since 1996);
                    Trustee  (since  1987),  Chairman  of the
                    Board  (since  2003) and  Chairman of the
                    investment  committee  (since  1994)  for
                    the    Worcester    Polytech    Institute
                    (private  university);  and President and
                    Treasurer  (since  January  1999)  of the
                    SIS  Fund  (a  private   not  for  profit
                    charitable  fund).  Formerly,  member  of
                    the    investment    committee   of   the
                    Community     Foundation    of    Western
                    Massachusetts  (1998  -  2003);  Chairman
                    (January  1999-July 1999) of SIS & Family
                    Bank,   F.S.B.    (formerly   SIS   Bank)
                    (commercial  bank);  and  Executive  Vice
                    President  (January  1999-July  1999)  of
                    Peoples Heritage  Financial  Group,  Inc.
                    (commercial     bank).     Oversees    39
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------

The address of Mr. Murphy in the chart below is Two World Financial Center, 225 Liberty
Street, 11th Floor, New York, NY 10281-1008. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                     Nominee for Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar         Aggregate
                                                                             Dollar
                                                                             Range Of
                                                                             Shares
                                                                             Beneficially
                                                                             Owned in
                   Years;                                     Range of       Any of the
Position(s) Held   Other Trusteeships/Directorships Held by   Shares         Oppenheimer
with Fund,         Trustee;                                   Beneficially   Funds
Length of Service, Number of Portfolios in Fund Complex       Owned in       Overseen
Age                Currently Overseen by Trustee              the Fund       by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                              As of November 1, 2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,    Chairman,   Chief  Executive  Officer  and   $0         Over
President and      director  (since June 2001) and  President            $100,000
Trustee and        (since  September  2000)  of the  Manager;
Principal          President  and a  director  or  trustee of
Executive Officer  other Oppenheimer  funds;  President and a
since 2001         director  (since July 2001) of Oppenheimer
Age: 55            Acquisition  Corp.  (the Manager's  parent
                   holding   company)   and  of   Oppenheimer
                   Partnership  Holdings,   Inc.  (a  holding
                   company  subsidiary  of  the  Manager);  a
                   director    (since   November   2001)   of
                   OppenheimerFunds   Distributor,   Inc.  (a
                   subsidiary of the  Manager);  Chairman and
                   a   director    (since   July   2001)   of
                   Shareholder   Services,    Inc.   and   of
                   Shareholder   Financial   Services,   Inc.
                   (transfer   agent   subsidiaries   of  the
                   Manager);  President and a director (since
                   July  2001)  of  OppenheimerFunds   Legacy
                   Program  (a   charitable   trust   program
                   established  by the  Manager);  a director
                   of  the  following   investment   advisory
                   subsidiaries    of   the   Manager:    OFI
                   Institutional   Asset  Management,   Inc.,
                   Centennial Asset  Management  Corporation,
                   Trinity Investment Management  Corporation
                   and  Tremont  Capital   Management,   Inc.
                   (since November 2001),  HarbourView  Asset
                   Management  Corporation  and  OFI  Private
                   Investments,   Inc.   (since  July  2001);
                   President  (since  November 1, 2001) and a
                   director  (since July 2001) of Oppenheimer
                   Real  Asset  Management,  Inc.;  Executive
                   Vice  President  (since  February 1997) of
                   Massachusetts    Mutual   Life   Insurance
                   Company (the Manager's parent company);  a
                   director   (since   June   1995)   of  DLB
                   Acquisition    Corporation    (a   holding
                   company  that  owns the  shares  of Babson
                   Capital  Management  LLC); a member of the
                   Investment  Company  Institute's  Board of
                   Governors  (elected to serve from  October
                   3,  2003  through   September  30,  2006).
                   Formerly,    Chief    Operating    Officer
                   (September    2000-June   2001)   of   the
                   Manager;  President and trustee  (November
                   1999-November    2001)   of   MML   Series
                   Investment     Fund     and     MassMutual
                   Institutional  Funds (open-end  investment
                   companies);    a    director    (September
                   1999-August  2000) of C.M. Life  Insurance
                   Company;    President,   Chief   Executive
                   Officer    and     director     (September
                   1999-August  2000) of MML Bay  State  Life
                   Insurance   Company;   a  director   (June
                   1989-June  1998) of Emerald  Isle  Bancorp
                   and Hibernia  Savings Bank (a wholly-owned
                   subsidiary   of  Emerald  Isle   Bancorp).
                   Oversees      63       portfolios       as
                   Trustee/Director   and  21  portfolios  as
                   Officer in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

A. General Information Regarding the Board of Trustees.

     The Fund is  governed  by a Board of  Trustees,  which is  responsible  for protecting  the  interests  of  shareholders.  The  Trustees  meet  periodically throughout the year to oversee the Fund's activities, review its performance and review  the  actions  of the  Manager,  which  is  responsible  for  the  Fund's day-to-day operations.  Ten meetings of the Trustees were held during the fiscal year ended December 31, 2003. Each of the incumbent  Trustees was present for at least 75% of the aggregate  number of Board of Trustees  meetings and committees on which that Trustee served that were held during the period.

B. Committees of the Board of Trustees.

The Board of Trustees has appointed standing Audit, Review and Governance
Committees.

     The Audit  Committee  is  comprised  solely of  Independent  Trustees.  The members of the Audit  Committee  are  Edward L.  Cameron  (Chairman),  George C.
Bowen, Robert J. Malone and F. William Marshall,  Jr. The Audit Committee held 6 meetings  during the fiscal year ended  December 31, 2003.  The Audit  Committee furnishes the Board with  recommendations  regarding the selection of the Fund's independent  auditors.  Other main functions of the Audit Committee include, but are not limited to: (i) reviewing  the scope and results of financial  statement audits  and the audit  fees  charged;  (ii)  reviewing  reports  from the Fund's independent  auditors  regarding the Fund's internal  accounting  procedures and controls;  (iii) reviewing reports from the Manager's Internal Audit Department;
(iv) maintaining a separate line of communication between the Fund's independent auditors and its  Independent  Trustees;  and (v) exercising all other functions outlined in the Audit Committee Charter,  including but not limited to reviewing the independence of the Fund's independent  auditors and the pre-approval of the performance  by the  Fund's  independent  auditors  of any audit  and  non-audit service,  including  tax  service,  for the Fund  and the  Manager  and  certain affiliates of the Manager that is not prohibited by the Sarbanes-Oxley Act.

     The members of the Review Committee are Jon S. Fossel (Chairman), Robert G.
Avis, Sam Freedman, and Beverly Hamilton. The Review Committee, comprised solely of Independent  Trustees,  held 6 meetings during the fiscal year ended December
31, 2003. Among other functions,  the Review Committee reviews reports and makes recommendations  to the Board  concerning  the fees paid to the Fund's  transfer agent and the Manager  and the  services  provided  to the Fund by the  transfer agent and the Manager.  The Review Committee also reviews the Fund's  investment performance  and  policies  and  procedures  adopted by the Fund to comply  with
Investment Company Act and other applicable law.

     The  members of the  Governance  Committee  are Robert  Malone  (Chairman),
William Armstrong,  Beverly Hamilton and F. William Marshall, Jr. The Governance
Committee is comprised solely of Independent Trustees.  The Governance Committee was  established in August 2004 and did not hold any meetings  during the Fund's fiscal year ended  December 31, 2003.  The  Governance  Committee is expected to consider general governance matters, including a formal process for shareholders to send  communications  to the Board and the  qualifications  of candidates for
board  positions  including   consideration  of  any  candidate  recommended  by
shareholders.

     The  Governance  Committee has not yet adopted a charter,  but  anticipates that  it  will  do so by the  end of  this  calendar  year.  The  Committee  has temporarily  adopted  the  process  previously  adopted  by the Audit  Committee regarding shareholder  submission of nominees for board positions.  Shareholders may submit names of individuals,  accompanied by complete and properly supported
resumes,   for  the  Governance   Committee's   consideration  by  mailing  such
information  to the  Committee in care of the Fund.  The  Committee may consider such  persons  at such  time as it  meets to  consider  possible  nominees.  The
Committee,  however,  reserves sole  discretion to determine the  candidates for trustees and independent  trustees to recommend to the Board and/or shareholders and may identify  candidates  other than those  submitted by  Shareholders.  The
Committee  may,  but need not,  consider  the advice and  recommendation  of the
Manager and its  affiliates  in  selecting  nominees.  The full Board elects new trustees except for those instances when a shareholder vote is required.

     Shareholders  who  desire  to  communicate  with the Board  should  address correspondence  to the Board of  Trustees  of  Oppenheimer  Bond Fund,  or to an
individual  Trustee  c/o the  Secretary  of the Fund at 6803 South  Tucson  Way,
Centennial,  CO 80112 and may  submit  their  correspondence  electronically  at
WWW.OPPENHEIMERFUNDS.COM  under the caption "contact us." If your correspondence is intended for a particular  Trustee,  please  indicate the name of the Trustee for whom it is intended. The sender should indicate in the address whether it is intended for the entire board,  the  Independent  Trustees as a group,  or to an individual  Trustee.  The  Governance  Committee  will  consider  if a different process should be recommended to the Board.

     Based on the Audit Committee's recommendation, the Board of Trustees of the
Fund,  including  a majority  of the  Independent  Trustees,  at a meeting  held
December 15, 2003,  selected  Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the fiscal year beginning January 1, 2004.  Deloitte also serves as auditors  for certain  other funds for which the Manager  acts as  investment advisor and formerly (until 12/31/03) provided certain auditing and non-auditing services for the Manager, the Manager's parent company and its subsidiaries.

1. Audit Fees.

     During the fiscal years ended December 31, 2002 and December 2003, Deloitte performed  audit  services  for the  Fund  including  the  audit  of the  Fund's financial  statements,  review of the  Fund's  annual  report  and  registration statement amendment,  consultation on financial accounting and reporting matters and meetings with the Board of Trustees.  The aggregate  fees billed by Deloitte for those  services for the fiscal year ended December 31, 2002 were $15,500 and for the fiscal year ended December 31, 2003 were $16,000.

2. Audit-Related Fees

     There were no audit-related  fees billed by Deloitte for services  rendered to the Fund for the fiscal years ended December 31, 2002 and December 31, 2003.

     During the fiscal years ended December 31, 2002 and 2003,  Deloitte  billed the Manager or the Manager's  parent  company and certain  affiliated  companies that provide ongoing services to the Fund.  Deloitte was paid a total of $65,000 in 2002 and $75,000 in 2003 for those services.

     Such fees were paid for due diligence  related to mergers and acquisitions, accounting  consultations and audits in connection with  acquisitions,  internal control reviews and consultation  concerning  financial accounting and reporting standards.

3. Tax Fees

     There were no tax fees billed by Deloitte for services rendered to the Fund for the fiscal years ended December 31, 2002 and December 31, 2003.

     Deloitte  provided certain tax accounting and other consulting  services to the Manager or the Manager's  parent  company and certain  affiliated  companies that provide ongoing  services to the Fund.  Deloitte was paid a total of $6,500 in 2002 and $11,600 in 2003 for those services.

     Such fees were paid for tax  compliance,  tax planning and tax advice.  Tax compliance  generally involves  preparation of original and amended tax returns, claims for a refund and tax  payment-planning  services.  Tax  planning  and tax advice includes  assistance  with tax audits and appeals,  tax advice related to mergers and  acquisitions  and  requests  for rulings or  technical  advice from taxing authorities.

4. All Other Fees.

     There were no fees billed by  Deloitte  for  services  rendered to the Fund other than the services  described above under "Audit Fees" for the fiscal years ended December 31, 2002 and December 31, 2003.

     During the fiscal years ended December 31, 2002 and 2003,  Deloitte  billed
$3,500 and $0, respectively,  to the Manager or the Manager's parent company and certain affiliated companies that provide ongoing services to the Fund.

     Such fees were paid for  services  provided to the Fund's Board of Trustees with respect to the annual renewal of the Fund's investment advisory agreement.

     During its regularly scheduled periodic meetings,  the Audit Committee will pre-approve all audit,  audit-related,  tax and other services to be provided by
Deloitte.  The Audit  Committee  has  delegated  pre-approval  authority  to its
Chairman  for any  subsequent  new  engagements  that  arise  between  regularly scheduled  meeting dates provided that any fees such  pre-approved are presented to the Audit Committee at its next regularly scheduled meeting.

     Pre-approval  of  non-audit  services  is  waived  provided  that:  1)  the aggregate  amount of all such services  provided  constitutes  no more than five percent of the total amount of fees paid by the Fund to it principal  accountant during the fiscal year in which  services are provided 2) such services were not recognized by the Fund at the time of  engagement  as non-audit  services and 3)
such services are promptly  brought to the attention of the Audit  Committee and approved prior to the completion of the audit.

     The Audit  Committee  approved  100% of the services  under  "Audit-Related
Fees,"  "Tax  Fees"  and  "All  Other  Fees"  since  the  effective  date of the
Sarbanes-Oxley Act.

     As set forth above,  the  aggregate  non-audit  fees billed by Deloitte for services  rendered to the Manager as well as the  Manager's  parent  company and certain  affiliated  companies that provide ongoing services to the Fund for the fiscal  years  ended  December  31,  2002 and 2003  were  $75,000  and  $86,600, respectively.

     The Audit Committee of the Fund's Board of Trustees has considered  whether the provision of non-audit services that were rendered to the Manager as well as the  Manager's  parent  company and certain  affiliated  companies  that provide ongoing  services  to the Fund that were not  pre-approved  is  compatible  with maintaining Deloitte's independence.

     Representatives  of Deloitte  are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

C. Additional Information Regarding Trustees.

     The Fund's  Independent  Trustees are paid a retainer  plus a fixed fee for attending each meeting and are  reimbursed  for expenses  incurred in connection with  attending  such  meetings.  Each  Board II Fund for which  they serve as a director or trustee pays a share of those expenses.

     The  officers  of the Fund and one  Trustee  of the Fund (Mr.  Murphy)  are
affiliated  with the  Manager  and  receive no salary or fee from the Fund.  The remaining  Trustees of the Fund received the  compensation  shown below from the
Fund with  respect to the  Fund's  fiscal  year ended  December  31,  2003.  The compensation  from all 39 of the Board II Funds  (including the Fund) represents compensation  received  for  serving  as a director  or trustee  and member of a committee (if  applicable) of the boards of those funds during the calendar year
2003.

-------------------------------------------------------------------------------
Trustee Name and Other Fund       Aggregate Compensation   Total Compensation
                                                           From Fund and Fund
                                                            Complex Paid to
Position(s) (as applicable)             from Fund1             Trustees*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $1,921                $118,649
Chairman of the Board
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                            $1,643                $101,499
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                           $1,643                $101,499
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                         $1,870                $115,503
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                             $1,870                $115,503
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                              $1,643                $101,499
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly Hamilton                          $1,6222             $150,5423,4
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone                          $1,6225              $100,1793
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.                  $1,643               $149,4996
Audit Committee Member
-------------------------------------------------------------------------------
1. Aggregate Compensation from Fund includes fees and deferred compensation, if any, for a Trustee.
2. Includes $1,622 deferred under Deferred Compensation Plan described below.
3. "Total  Compensation  From Fund and Fund Complex" paid to Mrs. Hamilton and
   Mr. Malone was paid by all the Board II Funds, with the exception of
   Oppenheimer Senior Floating Rate Fund for which they currently do not serve as Trustees (total of 37 Oppenheimer funds at December 31, 2003).
4. Includes $50,363 compensation (of which 100% was deferred under a deferred compensation  plan) paid to Mrs. Hamilton for serving as a  trustee by two open-end investment companies (MassMutual Institutional Funds and MML Series
   Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Manager.  The Manager also serves as the Sub-Advisor to the MassMutual International Equity Fund, a series of MassMutual
   Institutional Funds.
5. Includes $1,622 deferred under Deferred Compensation Plan described below.
6. Includes $48,000 compensation paid to Mr. Marshall for serving as a trustee by two open-end investment companies (MassMutual Institutional Funds and MML
   Series Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Manager.  The Manager also serves as the
   Sub-Advisor to the MassMutual International Equity Fund, a series of
   MassMutual Institutional Funds.
*  For purposes of this section only, "Fund Complex" includes the Oppenheimer funds, MassMutual Institutional Funds and MML Series Investment Fund in
   accordance with the instructions  for  Form  N-1A.  The Manager and the Fund do not consider MassMutual Institutional Funds and MML  Series  Investment
   Fund to be part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

     The  Board  of  Trustees  has  adopted  a  Deferred  Compensation  Plan for
Independent  Trustees  that enables  them to elect to defer  receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation  deferred by a Trustee is periodically adjusted as though an  equivalent  amount had been  invested  in shares of one or more  Oppenheimer funds  selected by the  Trustee.  The amount paid to the Trustee  under the plan will be determined based upon the performance of the selected funds.

     Deferral of Trustee's  fees under the plan will not  materially  affect the
Fund's assets,  liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation  to any  Trustee.  Pursuant to an Order issued by the SEC, the Fund may  invest  in the  funds  selected  by the  Trustee  under  the  plan  without shareholder  approval for the limited  purpose of  determining  the value of the
Trustee's deferred fee account.

D. Information regarding Officers.

     Information  is  given  below  about  the  executive  officers  who are not
Trustees  or  nominees  for  Trustee  of  the  Fund,  including  their  business experience  during the past five years. Each officer holds the same offices with one or more of the other funds in the OppenheimerFunds complex.

     The address of the  Officers in the chart below is as follows:  for Messrs.
Manioudakis,  Gillespie,  Miao and Zack and Messes. Bloomberg and Lee, Two World
Financial  Center,  225 Liberty  Street,  New York, NY  10281-1008,  for Messrs.
Vandehey,  Vottiero,  Petersen  and Wixted and Ms.  Ives,  6803 S.  Tucson  Way,
Centennial,  CO 80112-3924.  Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Angelo Manioudakis,     Senior Vice President of the Manager (since April 2002),  of
Vice President and      HarbourView Asset Management  Corporation (since April, 2002
Portfolio Manager       and of OFI Institutional Asset Management,  Inc. (since June
since 2002              2002);  an officer of 14 portfolios in the  OppenheimerFunds
Age: 37                 complex.  Formerly  Executive Director and portfolio manager for  Miller,  Anderson  &  Sherrerd,  a  division  of Morgan
                        Stanley Investment Management (August 1993-April 2002).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer (since
Vice President and      March 2004) of the Manager; Vice President (since June
Chief Compliance        1983) of OppenheimerFunds Distributor, Inc., Centennial
Officer since 2004      Asset Management Corporation and Shareholder Services, Inc.
Age:  54                Formerly (until February 2004) Vice President and Director of Internal Audit of the Manager. An officer of 84
                        portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer,    Principal the  Manager;  Treasurer  of  HarbourView  Asset  Management
Financial           and Corporation,    Shareholder   Financial   Services,    Inc.,
Accounting Officer      Shareholder   Services,   Inc.,   Oppenheimer   Real   Asset
since 1999              Management   Corporation,    and   Oppenheimer   Partnership
Age: 45                 Holdings,   Inc.   (since  March   1999),   of  OFI  Private
                        Investments,  Inc. (since March 2000),  of  OppenheimerFunds
                        International  Ltd.  and  OppenheimerFunds  plc  (since  May
                        2000), of OFI Institutional  Asset  Management,  Inc. (since
                        November 2000),  and of  OppenheimerFunds  Legacy Program (a
                        Colorado   non-profit   corporation)   (since   June  2003);
                        Treasurer and Chief  Financial  Officer  (since May 2000) of
                        OFI  Trust  Company  (a  trust  company  subsidiary  of  the
                        Manager);   Assistant   Treasurer   (since  March  1999)  of
                        Oppenheimer  Acquisition Corp.  Formerly Assistant Treasurer
                        of   Centennial   Asset   Management    Corporation   (March
                        1999-October  2003)  and  OppenheimerFunds   Legacy  Program
                        (April  2000-June  2003);   Principal  and  Chief  Operating
                        Officer   (March   1995-March   1999)   at   Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 84 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant  Vice  President of the Manager since August 2002;
Assistant Treasurer     formerly   Manager/Financial  Product  Accounting  (November
since 2004              1998-July 2002) of the Manager.  An officer of 83 portfolios
Age: 34                 in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting  of the Manager since March
Assistant Treasurer     2002.  Formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 41                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 84 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive  Vice  President  (since January 2004) and General
Vice President &    Counsel  (since  February  2002)  of  the  Manager;  General
Secretary since 2001    Counsel  and  a  director   (since  November  2001)  of  the
Age: 56                 Distributor;   General  Counsel  (since  November  2001)  of
                        Centennial   Asset  Management   Corporation;   Senior  Vice
                        President  and  General  Counsel  (since  November  2001) of
                        HarbourView  Asset  Management  Corporation;  Secretary  and
                        General   Counsel  (since   November  2001)  of  Oppenheimer
                        Acquisition  Corp.;   Assistant  Secretary  and  a  director
                        (since October 1997) of OppenheimerFunds  International Ltd.
                        and  OppenheimerFunds  plc;  Vice  President  and a director
                        (since November 2001) of Oppenheimer  Partnership  Holdings,
                        Inc.; a director (since  November 2001) of Oppenheimer  Real
                        Asset  Management,  Inc.;  Senior  Vice  President,  General
                        Counsel and a director  (since November 2001) of Shareholder
                        Financial Services,  Inc.,  Shareholder Services,  Inc., OFI
                        Private  Investments,  Inc.  and  OFI  Trust  Company;  Vice
                        President (since November 2001) of  OppenheimerFunds  Legacy
                        Program;  Senior Vice  President and General  Counsel (since
                        November 2001) of OFI Institutional Asset Management,  Inc.;
                        a  director  (since  June 2003) of  OppenheimerFunds  (Asia)
                        Limited.  Formerly Senior Vice President (May  1985-December
                        2003), Acting General Counsel (November  2001-February 2002)
                        and Associate  General  Counsel (May  1981-October  2001) of
                        the Manager;  Assistant  Secretary of Shareholder  Services,
                        Inc.  (May  1985-November   2001),   Shareholder   Financial
                        Services,    Inc.   (November   1989-November   2001);   and
                        OppenheimerFunds  International Ltd. (October  1997-November
                        2001).  An officer of 84 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  (since  June 1998) and Senior  Counsel  and
Assistant Secretary     Assistant  Secretary  (since  October  2003) of the Manager;
since 2001              Vice President  (since 1999) and Assistant  Secretary (since
Age: 38                 October  2003)  of  the  Distributor;   Assistant  Secretary
                        (since   October  2003)  of  Centennial   Asset   Management
                        Corporation;  Vice President and Assistant  Secretary (since
                        1999) of Shareholder  Services,  Inc.;  Assistant  Secretary
                        (since  December  2001) of  OppenheimerFunds  Legacy Program and of Shareholder  Financial  Services,  Inc..  Formerly an
                        Assistant Counsel (August  1994-October  2003) and Assistant
                        Vice President of the Manager  (August  1997-June  1998). An
                        officer of 84 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Dina C. Lee,            Assistant  Vice  President  and  Assistant  Counsel  of  the
Assistant Secretary     Manager  (since  December  2000);  formerly an attorney  and
since 2004              Assistant  Secretary  of  Van  Eck  Global  (until  December
Age:  34                2000).  An officer of 84 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice  President and  Associate  Counsel of the Manager since
Assistant Secretary     May  2004;  formerly  First  Vice  President  and  Associate
since 2004              General  Counsel of UBS Financial  Services Inc.  (formerly,
Age:  36                PaineWebber  Incorporated)  (May 1999 - April 2004) prior to which she was an Associate at Skaden,  Arps, Slate,  Meagher
                        & Flom, LLP (September  1996 - April 1999). An officer of 84 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior  Vice  President  and Deputy  General  Counsel of the
Assistant Secretary     Manager since  September 2004.  Formerly Mr.  Gillespie held
since 2004              the  following   positions  at  Merrill   Lynch   Investment
Age:  40                Management:  First  Vice  President  (2001-September  2004);
                        Director  (from  2000) and Vice  President  (1998-2000).  An officer of 74 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Wayne Miao,             Assistant  Vice  President  and  Assistant  Counsel  of  the
Assistant Secretary     Manager since June 2004.  Formerly an Associate  with Sidley
since 2004              Austin  Brown & Wood LLP  (September  1999 - May  2004).  An
Age:  31                officer of 74 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

     All officers  serve at the  pleasure of the Board.  As of November 1, 2004, the Trustees,  nominees for Trustee and officers,  individually  and as a group, beneficially  owned less than 1% of the outstanding  Class A shares and no Class
B, Class C, Class N or Class Y shares of the Fund. The foregoing  statement does not  reflect  ownership  of shares  of the Fund  held of  record by an  employee benefit plan for  employees of the Manager,  other than the shares  beneficially owned under the plan by the officers of the Fund listed above. In addition, each
Independent Trustee,  and his or her family members,  does not own securities of either the Manager or OppenheimerFunds  Distributor,  Inc. (the "Distributor" of
the Board II Funds) or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

                        THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                     A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE

PROPOSAL 2: TO APPROVE A MODIFICATION TO THE FUND'S INVESTMENT OBJECTIVE

     The Board of Trustees has approved, and recommends that shareholders of the
Fund approve, a proposal to modify the fundamental  investment  objective of the
Fund. The current  investment  objective of the Fund is to "seek a high level of current  income by  investing  mainly in debt  instruments."  If the proposal is approved,  the Fund will modify its investment objective so that it "seeks total return by  investing  mainly in debt  instruments."  Total  return is  generally comprised of both capital appreciation and current income. The Board of Trustees believes the proposed  modification is in the best interests of the Fund and its shareholders.

---------------------------------------------------------------------------------
      Current Investment Objective            Proposed Investment Objective
      ----------------------------            -----------------------------
The Fund seeks a high level of current   The Fund seeks total return by
income by investing mainly in debt       investing mainly in debt instruments.
instruments.
---------------------------------------------------------------------------------

     If the proposal is approved, the Fund will try to achieve the goal of total
return  through  current  income  and  capital   appreciation   consistent  with
disciplined  risk taking.  The Fund will continue to invest mainly in investment grade debt  securities.  The Board of Trustees  believes that making the goal of total return an explicit part of the Fund's  investment  strategies will provide the Fund more  investment  flexibility  as market  conditions  change  (favoring income or capital growth at various times) and help achieve better risk-adjusted and  relative  returns.  The  Board of  Trustees  does  not  believe  that  this modification to the investment  objective will result in a significant change in the Fund's current  investment  strategy.  Along with the Fund's name change and investment policy modifications  discussed below, the modification to the Fund's investment  objective  will,  however,  allow  the Fund to better  compete  more directly against a number of large, general-purpose bond funds.

     In addition to approving the investment objective  modification,  the Board of Trustees has also approved changing the name of the Fund to "Oppenheimer Core
Bond Fund" and certain  investment  policies of the Fund.  These changes will be effective on or about January 21, 2005 and are not  contingent on  shareholders'
approval of the Fund's investment objective modification. The Board approved (i)
limiting the Fund's investments in below-investment grade securities to 20% from
35% and (ii)  the Fund  seeking  to  maintain  an  average  effective  portfolio duration of three to six years and an average  credit quality of "A-" or higher.
You should be aware that as a result of these changes,  the Fund may be expected to have a lower yield.  The Board of Trustees  believes these changes are in the best  interest of the Fund and its  shareholders  and would  reduce the over-all risk of the Fund.

                        THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                        THAT YOU APPROVE THE PROPOSAL DESCRIBED ABOVE

                                 INFORMATION ABOUT THE FUND

     Fund Information. As of the close of business on November 1, 2004, the Fund had 63,485,417.527  shares  outstanding,  consisting of 32,720,187.419  Class A,
14,764,526.182  Class  B,  8,033,715.770  Class  C,  2,331,796.023  Class  N and
5,635,192.133  Class Y shares.  Each share has  voting  rights as stated in this
Proxy  Statement  and is entitled  to one vote for each share (and a  fractional vote for a fractional share).

     Beneficial Owners.  Occasionally,  the number of shares of the Fund held in
"street name"  accounts of various  securities  dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total  shares  outstanding.  As of November  1, 2004,  the only persons who owned of record or were known by the Fund to beneficially  own 5% or more of any class of the Fund's outstanding shares were:

     Merrill  Lynch  Pierce  Fenner  &  Smith,  4800 Deer Lake Drive E., 3rd
Floor,  Jacksonville,  FL  32246-6484,  which owned  172,535.220  Class N shares
(representing  approximately  7.39%  of the  Fund's  then  outstanding  Class  N shares), for the benefit of its customers.

     R.E. Svensk & M. Reynolds TR, Exporters Insurance Services, 335 Madison
Avenue,  New  York,  NY  10017-4611,  which  owned  132,240.697  Class N  shares
(representing  approximately  5.67%  of the  Fund's  then  outstanding  Class  N shares).

     Oppenheimer Capital Preservation Fund, 6803 South Tucson Way, Englewood, CO
80112-3924, which owned 2,208,375.073 Class Y shares (representing approximately
39.18% of the Fund's then  outstanding  Class Y shares),  for the benefit of its shareholders.

     Oregon College Savings Plan Conservative  Portfolio,  c/o OppenheimerFunds,
Inc., P.O. Box 5270,  Denver,  CO 80217-5270,  which owned  807,831.345  Class Y shares (representing approximately 14.33% of the Fund's then outstanding Class Y shares).

     Oregon College Savings Plan Moderate Portfolio, c/o OppenheimerFunds, Inc.,
P.O. Box 5270,  Denver,  CO 80217-5270,  which owned  728,852.668 Class Y shares
(representing  approximately  12.93%  of the  Fund's  then  outstanding  Class Y shares).

     Oregon College Savings Plan Balanced Portfolio, c/o OppenheimerFunds, Inc.,
P.O. Box 5270,  Denver,  CO 80217-5270,  which owned  714,887.601 Class Y shares
(representing  approximately  12.68%  of the  Fund's  then  outstanding  Class Y shares).

     Oregon College  Savings Plan  Aggresive  Portfolio,  c/o  OppenheimerFunds,
Inc., P.O. Box 5270,  Denver,  CO 80217-5270,  which owned  700,519.525  Class Y shares (representing approximately 12.43% of the Fund's then outstanding Class Y shares).

     The  Manager,  the  Distributor  and the  Transfer  Agent.  Subject  to the
authority  of the  Board  of  Trustees,  the  Manager  is  responsible  for  the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the Fund. OppenheimerFunds Distributor, Inc. (the "Distributor"),
a wholly owned  subsidiary  of the Manager,  is the general  distributor  of the
Fund's  shares.  The  Manager  and the  Distributor  are  located  at Two  World
Financial  Center,  225 Liberty  Street,  11th Floor,  New York, NY  10281-1008.
OppenheimerFunds  Services,  a division  of the  Manager,  located at 6803 South
Tucson  Way,  Centennial,  CO 80112,  serves  as the  transfer  and  shareholder servicing  agent  (the  "Transfer  Agent")  for the Fund,  for which it was paid
$1,730,004 by the Fund during the fiscal year ended December 31, 2003.

     The Manager  (including  affiliates  and  subsidiaries)  currently  manages investment companies,  including the Oppenheimer funds, with assets of more than
$155 billion as of September 30, 2004,  including  other  Oppenheimer  with more than 7 million shareholder accounts. The Manager is a wholly owned subsidiary of
Oppenheimer   Acquisition  Corp.   ("OAC"),  a  holding  company  controlled  by
Massachusetts  Mutual Life Insurance Company  ("MassMutual").  The Manager,  the
Distributor  and OAC are  located  at Two  World  Financial  Center,225  Liberty
Street, 11th Floor, New York, NY 10281-1008. MassMutual is located at 1295 State
Street,  Springfield,  Massachusetts  01111. OAC acquired the Manager on October
22, 1990.  As indicated  below,  the common stock of OAC is owned by (i) certain officers  and/or  directors of the Manager,  (ii)  MassMutual  and (iii) another investor.  No institution or person holds 5% or more of OAC's outstanding common stock except  MassMutual.  MassMutual has engaged in the life insurance business since 1851.

     The common stock of OAC is divided  into three  classes.  At September  30,
2004,  MassMutual held (i) all of the 21,600,000 shares of Class A voting stock,
(ii) 12,642,025  shares of Class B voting stock, and (iii) 21,178,801  shares of
Class C non voting stock in OAC. This  collectively  represented  96.808% of the outstanding common stock and 97.889% of the voting power of OAC as of that date.
Certain  officers and/or directors of the Manager held (i) 366,486 shares of the
Class B voting stock,  representing  0.64% of the  outstanding  common stock and
1.5% of the voting power,  (ii) 183,039 shares of Class C non voting stock,  and
(iii) options acquired without cash payment which, when they become exercisable, allow the  holders to  purchase  up to  10,641,501  shares of Class C non voting stock. That group includes persons who serve as officers of the Fund and John V.
Murphy, who serves as a Trustee of the Fund.

     Holders of OAC Class B and Class C common stock may put (sell) their shares and vested  options to OAC or  MassMutual  at a formula  price  (based on, among other  things,  the revenue,  income,  working  capital,  and excess cash of the
Manager).  MassMutual may exercise call  (purchase)  options on all  outstanding shares of both such  classes  of common  stock and  vested  options  at the same formula  price.  Since October 1999,  the only  transaction by a person who will serve,  if  elected,  as a Trustee  of the Fund was by Mr.  Bowen.  During  that period, Mr. Bowen sold 11,420 Class B shares to MassMutual for a cash payment of
$357,789 and  surrendered  for  cancellation  237,640  options to MassMutual for combined cash payments of $1,978,140.

     The names and principal occupations of the executive officers and directors of the  Manager are as  follows:  John V.  Murphy,  Chairman,  President,  Chief
Executive Officer and a director; Andrew Ruotolo, Executive Vice President and a director;  Kurt Wolfgruber,  Executive Vice President,  Chief Investment Officer
and a director;  Robert G. Zack,  Executive Vice President and General  Counsel;
Craig Dinsell and James Ruff, Executive Vice Presidents; Brian W. Wixted, Senior
Vice  President and Treasurer;  Mark  Vandehey,  Senior Vice President and Chief
Compliance Officer,  and Bruce Dunbar,  George Evans,  Ronald H. Fielding,  John
Forrest,  Phillip S. Gillespie,  Robert B. Grill,  Steve Ilnitzki,  Lynn Oberist
Keeshan,  Thomas W. Keffer,  Martin  S.Korn,  Chris Leavy,  Angelo  Manioudakis,
Charles McKenzie,  Andrew J. Mika,  Nikolaos D. Monoyios,  David Pfeffer,  David
Poiesz,  David Robertson,  Keith Spencer,  Arthur Steinmetz,  John Stoma, Martin
Telles,  Jerry A. Webman,  Diederick  Werdmolder,  William L. Wilby, Donna Winn,
Philip Witkower, Carol Wolf and Arthur J. Zimmer, Senior Vice Presidents.  These
officers  are  located  at one of the four  offices  of the  Manager:  Two World
Financial  Center,225 Liberty Street, 11th Floor, New York, NY 10281-1008;  6803
South  Tucson  Way,  Centennial,  CO  80112;  350  Linden  Oaks,  Rochester,  NY
14625-2807 or 10 St. James Avenue, Boston, MA 02116.

     Custodian.  J.P. Morgan Chase Bank, 4 Chase Metro Tech Center, Brooklyn, NY
11245, acts as custodian of the Fund's securities and other assets.

     Reports to  Shareholders  and  Financial  Statements.  The Annual Report to
Shareholders  of the Fund,  including  financial  statements of the Fund for the fiscal year ended December 31, 2003, has previously  been sent to  shareholders.
The  Semi-Annual  Report to Shareholders of the Fund as of June 30 2004 also has previously  been sent to  shareholders.  Upon request,  shareholders  may obtain without charge a copy of the Annual Report and Semi-Annual Report by writing the
Fund at the address above, or calling the Fund at 1.800.708.7780 or visiting the
Manager's  website at  www.oppenheimerfunds.com.  The Fund's transfer agent will provide a copy of the reports promptly upon request.

     To avoid  sending  duplicate  copies of materials to  households,  the Fund mails only one copy of each  prospectus  and annual  and  semi-annual  report to shareholders  having the same last name and address on the Fund's  records.  The consolidation of these mailings, called householding,  benefits the Fund through reduced mailing expenses.

     If you want to  receive  multiple  copies  of these  materials  or  request householding in the future,  you may call the Transfer Agent at  1.800.708.7780.
You may  also  notify  the  Transfer  Agent in  writing.  Individual  copies  of prospectuses  and reports  will be sent to you within 30 days after the Transfer
Agent receives your request to stop householding.

                      FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     Solicitation  of Proxies.  The cost of preparing,  printing and mailing the proxy ballot,  notice of meeting,  and this Proxy  Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter,  telephone  or  otherwise,  will be paid  equally by the Fund and the
Manager.  In addition to solicitations by mail, officers of the Fund or officers and employees of the Transfer  Agent,  without extra  compensation,  may conduct additional solicitations personally or by telephone.

     Proxies  also may be solicited  by a proxy  solicitation  firm hired at the
Fund's expense to assist in the solicitation of proxies.  Currently, if the Fund determines  to  retain  the  services  of a proxy  solicitation  firm,  the Fund anticipates  retaining Alamo Direct Mail Services,  Inc. Any proxy  solicitation firm engaged by the Fund, among other things,  will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise  disclosing  shareholder  information to any third party; and (iii)
required to comply with applicable telemarketing laws.

     If the Fund does engage a proxy  solicitation  firm,  as the  Meeting  date
approaches,   certain   shareholders   may  receive   telephone   calls  from  a
representative of the solicitation firm if their vote has not yet been received.
Authorization to permit the solicitation firm to execute proxies may be obtained by  telephonic  instructions  from  shareholders  of the Fund.  Proxies that are obtained  telephonically  will be recorded in accordance with the procedures set forth below.  These procedures have been designed to reasonably  ensure that the
identity  of  the  shareholder   providing  voting  instructions  is  accurately
determined and that the voting  instructions  of the  shareholder are accurately recorded.

     In all cases where a telephonic proxy is solicited,  the solicitation  firm representative  is required to ask for each  shareholder's  full name,  address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation)  and to  confirm  that  the  shareholder  has  received  the  Proxy
Statement and ballot in the mail. If the information  solicited  agrees with the
information   provided  to  the  solicitation   firm,  the   solicitation   firm
representative has the responsibility to explain the process, read the proposals listed on the proxy ballot,  and ask for the shareholder's  instructions on such proposals. The solicitation firm representative, although he or she is permitted to answer  questions  about the  process,  is not  permitted to recommend to the shareholder  how to vote.  The  solicitation  firm  representative  may read any
recommendation  set  forth  in  the  Proxy  Statement.   The  solicitation  firm
representative will record the shareholder's instructions.  Within 72 hours, the shareholder  will  be  sent  a  confirmation  of  his or  her  vote  asking  the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

     It is anticipated the cost of engaging a proxy  solicitation  firm will not exceed $25,000 plus the additional out-of-pocket costs, that may be substantial, incurred in connection with contacting those  shareholders  that have not voted.
Brokers,  banks and other  fiduciaries  may be  required  to forward  soliciting material to their  principals and to obtain  authorization  for the execution of proxies.  For  those  services,  they will be  reimbursed  by the Fund for their expenses.

     If the shareholder wishes to participate in the Meeting,  but does not wish to give his or her proxy  telephonically,  the  shareholder may still submit the proxy  ballot  originally  sent with the Proxy  Statement  in the  postage  paid envelope provided or attend in person.  Should  shareholders  require additional information  regarding the proxy ballot or a replacement proxy ballot,  they may contact  us  toll-free  at  1.800.708.7780.  Any proxy  given by a  shareholder, whether in writing or by  telephone,  is revocable as described  below under the paragraph entitled "Revoking a Proxy."

     Please take a few moments to complete your proxy ballot  promptly.  You may provide your completed proxy ballot via facsimile,  telephonically or by mailing the proxy ballot in the postage paid envelope  provided.  You also may cast your vote by attending the Meeting in person if you are a record owner.

     Telephone  Voting.  The  Fund  has  arranged  to  have  votes  recorded  by telephone.  Please  have the  proxy  ballot  in hand and call the  number on the enclosed form and follow the instructions.  After a shareholder  provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone  call.  The voting  procedures  used in connection  with telephone voting are designed to reasonably authenticate the identity of shareholders,  to permit  shareholders  to authorize the voting of their shares in accordance with their  instructions  and to confirm that their  instructions  have been properly recorded.

     Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit  of its  customers  ("street  account  shares")  will  be  voted  by the
broker-dealer  based  on  instructions  received  from  its  customers.   If  no
instructions  are received,  the  broker-dealer  may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, for the election of
Trustees and on the Proposal in the same proportion as that broker-dealer  votes street account shares for which it has received  voting  instructions in time to be voted.  Beneficial  owners of street  account shares cannot vote in person at the meeting. Only record owners may vote in person at the meeting.

     A "broker  non-vote" is deemed to exist when a proxy received from a broker indicates  that the broker  does not have  discretionary  authority  to vote the shares on that  matter.  Abstentions  and  broker  non-votes  will have the same effect as a vote against the proposal.

     Voting by the  Trustee  for  OppenheimerFunds-Sponsored  Retirement  Plans.
Shares held in  OppenheimerFunds-sponsored  retirement  accounts for which votes are not received as of the last  business day before the Meeting  Date,  will be voted by the trustee  for such  accounts  in the same  proportion  as Shares for which voting  instructions  from the Fund's other  shareholders have been timely received.

     Quorum.  The  presence  in person or by proxy of the  holders  of record of one-third of the shares outstanding and entitled to vote constitutes a quorum at the Meeting for  purposes of  electing  Trustees.  The  presence in person or by proxy of the holders of more than 50% of the shares  outstanding and entitled to vote  constitutes a quorum at the meeting for purposes of approving the proposal to modify the Fund's investment objective. Shares over which broker-dealers have discretionary  voting power,  shares that represent  broker non-votes and shares whose  proxies  reflect  an  abstention  on any item are all  counted  as shares present and  entitled to vote for purposes of  determining  whether the required quorum of shares exists.

     Required  Vote.  Persons  nominated as Trustees must receive a plurality of the votes cast,  which means that the ten (10)  nominees  receiving  the highest number of  affirmative  votes cast at the Meeting will be elected as long as the votes FOR a nominee exceed the votes AGAINST that nominee.  Approval of Proposal
2  requires  the  affirmative  vote of a  "majority  of the  outstanding  voting securities" (as defined in the Investment Company Act) of the Fund voting in the aggregate  and not by class.  This which  means the lesser of (i) 67% or more of the  voting  securities  of the  Fund  present  or  represented  by proxy at the
Meeting,  if the  holders  of more  than 50% of the  Fund's  outstanding  voting securities  are present or  represented  by proxy,  or (ii) more than 50% of the outstanding voting securities of the Fund.

     How are  votes  counted?  The  individuals  named as  proxies  on the proxy ballots (or their  substitutes)  will vote according to your  directions if your proxy  ballot is received  and  properly  executed,  or in  accordance  with the instructions  you  provide  if you vote by  telephone.  You may direct the proxy holders to vote or not vote your  shares on the  proposal  to elect  Trustees by checking the appropriate box "For" or "Withhold Authority" or you may direct the proxy holders to vote your shares on Proposal 2 by checking the  appropriate box
"FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box. Alternatively,  you may simply sign, date and return your proxy  ballot with no specific  instructions  as to the  proposals.  If you properly  execute and return a proxy  ballot but fail to indicate  how the votes should be cast,  the proxy ballot will be voted in favor of the election of each of the  nominees  named in this  Proxy  Statement  for  Trustee  and in favor of
Proposal 2.

     Shares of the Fund may be held by certain  institutional  investors for the benefit of their clients. If the institutional  investor does not timely receive
voting   instructions  from  its  clients  with  respect  to  such  Shares,  the institutional  investor may be authorized to vote such Shares, as well as Shares the  institutional  investor  itself owns, in the same  proportion as Shares for which voting instructions from clients are timely received.

     Revoking a Proxy.  You may revoke a  previously  granted  proxy at any time before it is exercised by (1)  delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3)  attending  the  Meeting  and  casting  your votes in person if you are a record owner.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.  Please be advised that the deadline  for revoking  your proxy by  telephone  is 3:00 P.M.  (ET) on the last business day before the Meeting.

     Shareholder Proposals. The Fund is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called  from time to time by either the Fund or the  shareholders  (for  certain matters and under  special  conditions  described in the Statement of Additional
Information).  Under the proxy rules of the SEC, shareholder proposals that meet certain  conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or  beneficial  owner of Fund shares either (i) with a value of at least  $2,000 or (ii) in an  amount  representing  at least 1% of the  fund's securities  to be voted,  at the time the proposal is submitted and for one year prior  thereto,  and must continue to own such shares  through the date on which the meeting is held.  Another  requirement  relates to the timely receipt by the
Fund of any such  proposal.  Under  those  rules,  a  proposal  must  have  been submitted a  reasonable  time before the Fund began to print and mail this Proxy
Statement in order to be included in this Proxy Statement.  A proposal submitted for  inclusion in the Fund's proxy  material for the next special  meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that  meeting.  Notice of  shareholder  proposals to be presented at the Meeting must have been received  within a reasonable  time before the Fund began to mail this  Proxy  Statement.  The fact  that  the Fund  receives  a  proposal  from a qualified  shareholder  in a timely  manner does not ensure its inclusion in the proxy material  because there are other  requirements  under the proxy rules for such inclusion.

                                        OTHER MATTERS

     The  Trustees do not intend to bring any matters  before the Meeting  other than  Proposals  1 and 2 and the  Trustees  and the Manager are not aware of any other matters to be brought  before the Meeting by others.  Because  matters not known at the time of the solicitation may come before the Meeting,  the proxy as solicited  confers  discretionary  authority  with  respect  to such  matters as properly come before the Meeting,  including  any  adjournment  or  adjournments thereof,  and it is the intention of the persons named as  attorneys-in-fact  in the proxy (or their  substitutes)  to vote the proxy in  accordance  with  their judgment on such matters.

     In the event a quorum is not present or sufficient votes in favor of one or more  Proposals  set forth in the  Notice of  Meeting  of  Shareholders  are not received by the date of the Meeting, the persons named in the enclosed proxy (or their  substitutes)  may propose and  approve  one or more  adjournments  of the
Meeting to permit further  solicitation of proxies.  All such  adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the  session  of the  Meeting to be  adjourned.  The  persons  named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy  (including  broker non-votes and abstentions) in favor of such an adjournment if they determine  additional  solicitation is warranted and in the interests of the Fund's shareholders.  A vote may be taken on one or more of the  proposals in this proxy  statement  prior to any such  adjournment  if a quorum is present,  sufficient  votes for its approval have been received and it is otherwise appropriate.

                                    By Order of the Board of Trustees,

                                    Robert G. Zack, Secretary
                                    November 22, 2004